UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154-0004

(Address of principal executive offices) (Zip code)

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 12/31

Date of reporting period: 9/30/2017

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio                                                  as of September 30, 2017 (Unaudited)

Deutsche Communications Fund

	Shares	Value ($)
Common Stocks 96.2%
Communications Equipment 2.8%
Cisco Systems, Inc.	85,000	2,858,550
Media 10.6%
Charter Communications, Inc. "A"*	3,640	1,322,849
Comcast Corp. "A"	122,000	4,694,560
Liberty Global PLC "A"*	35,261	1,195,700
Liberty Global PLC LiLAC "A"*	4,399	104,520
Time Warner, Inc.	29,441	3,016,230
Walt Disney Co.	6,701	660,518
		10,994,377
National Carriers 58.5%
AT&T, Inc.	365,500	14,316,635
BCE, Inc.	41,795	1,958,193
BT Group PLC	340,000	1,292,117
CenturyLink, Inc. (a)	61,708	1,166,281
Deutsche Telekom AG (Registered)	351,749	6,573,457
Koninklijke (Royal) KPN NV	179,081	615,649
Nippon Telegraph & Telephone Corp.	80,000	3,667,768
Orange SA	285,646	4,688,275
Proximus SA	9,949	343,033
Singapore Telecommunications Ltd.	696,400	1,887,618
Swisscom AG (Registered)	2,985	1,530,684
TDC AS	149,234	875,045
Telecom Italia SpA (RSP)	298,469	224,931
Telefonica SA	378,938	4,122,383
Telenor ASA	49,745	1,052,931
TELUS Corp.	29,847	1,073,559
Verizon Communications, Inc.	270,000	13,362,300
Zayo Group Holdings, Inc.*	45,521	1,566,833
		60,317,692
Real Estate Investment Trust (“REITs”) 3.5%
American Tower Corp.	9,000	1,230,120
Crown Castle International Corp.	11,000	1,099,780
SBA Communications Corp. *	9,000	1,296,450
		3,626,350
Technology Hardware, Storage & Peripherals 1.2%
Apple, Inc.	8,307	1,280,275
Wireless Services 19.6%
KDDI Corp.	168,800	4,456,322
Millicom International Cellular SA (SDR)	4,974	328,497
NTT DoCoMo, Inc.	43,900	1,003,270
SoftBank Group Corp.	64,000	5,191,609
T-Mobile U.S., Inc.*	50,000	3,083,000
Vodafone Group PLC	2,200,000	6,165,306
		20,228,004
Total Common Stocks (Cost $84,980,709)		99,305,248
Securities Lending Collateral 1.2%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.93% (b) (c) (Cost $1,218,575)	1,218,575	1,218,575
Cash Equivalents 2.7%
Deutsche Central Cash Management Government Fund, 1.06% (b) (Cost $2,775,962)	2,775,962	2,775,962
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $88,975,246)	100.1	103,299,785
Other Assets and Liabilities, Net	(0.1)	(127,699)
Net Assets	100.0	103,172,086

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2017 amounted to $1,166,130, which is 1.1% of net assets.
(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
RSP: Risparmio (Convertible Savings Shares)
SDR: Swedish Depositary Receipt
At September 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	12/15/2017	30	3,741,062	3,774,150	33,088

Currency Abbreviation
USD	United States Dollar

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Communications Equipment	$2,858,550	$—	$—	$2,858,550
Media	10,994,377	—	—	10,994,377
National Carriers	33,443,801	26,873,891	—	60,317,692
Equity Real Estate Investment Trusts	3,626,350	—	—	3,626,350
Technology Hardware, Storage & Peripherals	1,280,275	—	—	1,280,275
Wireless Services	3,083,000	17,145,004	—	20,228,004
Short-Term Investments(d)	3,994,537	—	—	3,994,537
Derivatives (e)
Futures Contracts	—	33,088	—	33,088
Total	$52,710,980	$50,621,893	$—	$103,332,873

There were no transfers between fair value measurement levels during the period ended September 30, 2017.
(d)	See Investment Portfolio for additional detailed categorizations.
(e)	Derivatives include unrealized appreciation (depreciation) on forward foreign currency contracts.

Derivatives

The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of September 30, 2017 categorized by the primary underlying risk exposure.

Primary Underlying Risk Disclosure	Futures
Equity Contracts	$ 33,088

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Communications Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 22, 2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 22, 2017